Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]
(Each a series of Miller/Howard Funds Trust)

Supplement dated July 19, 2018 to the Prospectus
dated February 28, 2018, as amended

On July 19, 2018, Miller/Howard Investments, Inc. (“Miller/Howard”) announced that the current shareholders of Miller/Howard have agreed to sell 100% of their stock in Miller/Howard to an employee stock ownership plan (the “ESOP”). MHI Funds, LLC (the “Investment Adviser”), the investment adviser to the Miller/Howard Funds Trust (the “Trust” and each separate series, a “Fund”), is a wholly owned subsidiary of Miller/Howard. Upon completion of the transaction, the ESOP will hold in trust, through an institutional trustee, all of the equity exclusively for the benefit of all current and future employees of the Miller/Howard (the “ESOP Conversion”).

Under ownership by the ESOP, the Investment Adviser has indicated that it will continue to operate as before, with no changes to the investment team, investment process or philosophy by which the Company provides investment advice. Lowell Miller will remain Chief Investment Officer and will serve as Chairman of the Investment Adviser’s Board of Directors, which has been expanded and includes an independent Board member. The current Management Committee of the Investment Adviser, which reports to the Board of the Investment Adviser, will continue to manage the day to day affairs of the business.

As a result of the expected change in control of Miller/Howard, the completion of the ESOP Conversion will be deemed an “assignment” of the current investment advisory agreement between the Trust and the Investment Adviser (the “Existing Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”). It is anticipated that the Board of Trustees of the Trust will consider a new advisory agreement between the Trust and the Investment Adviser (the “New Advisory Agreement”) since an assignment constitutes an automatic termination of the Existing Advisory Agreement under Section 15 of the 1940 Act.  In assessing the New Advisory Agreement, the Board will take into consideration the ownership structure of Miller/Howard and the Investment Adviser after the ESOP Conversion and any other factors the Board of Trustees deems relevant. If approved by the Board of Trustees, the New Advisory Agreement will be presented to the Funds’ shareholders for approval. The Investment Adviser does not anticipate that the ESOP Conversion will be completed prior to shareholder approval of the New Advisory Agreement.  The Investment Adviser anticipates that the ESOP Transaction will close in 2018, subject to applicable regulatory approvals and client consents.

This supplement should be retained with your Prospectus and SAI for future reference.